                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported) Commission File Number 0-23155 March 13, 2003

                                 TRIMERIS, INC.
                           (Exact name of registrant)

         Delaware                                      56-1808663
  (State of organization)               (I.R.S. Employer Identification Number)


          3518 Westgate Drive, Suite 300, Durham, North Carolina 27707
              (Address of principal executive offices and zip code)

                                 (919) 419-6050
                         (Registrant's telephone number)

ITEM 5.  OTHER EVENTS

       Trimeris, Inc. incorporates herein by reference the information contained in the statement filed as Exhibit 99.1 to this Current Report.


ITEM 7.  EXHIBITS

       Exhibit No.
       -----------

       99.1   Press Release dated March 13, 2003

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TRIMERIS, INC.



                                             By: /s/ Dani P. Bolognesi
                                                --------------------------------
                                                 Dani P. Bolognesi
                                                 Chief Executive Officer and
                                                 Chief Scientific Officer

Dated March 17, 2003